The latest report from your
                             Fund's management team


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]




                                 Bank and Thrift
                                Opportunity Fund



                                 APRIL 30, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                         CUSTODIAN, TRANSFER AGENT AND
                               DIVIDEND DISBURSER
                       State Street Bank and Trust Company
                              225 Franklin Street
                           Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: BTO
                           For Shareholder Assistance
                                Refer to Page 18
                -------------------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers


                             John Hancock Bank and
                            Thrift Opportunity Fund

               Financial stocks rebound; large money-center banks
               --------------------------------------------------
                        lead the way, smaller banks lag
                        -------------------------------

Buoyed by a surprisingly strong U.S. economy, solid corporate earnings growth and less turbulence overseas, the stock market staged a strong rebound over the last six months. Even though the major indices reached new highs by the end of April, the market grew increasingly two-tiered. A small group of large-company growth stocks, many in the technology sector, generated the bulk of the market's advance, while a much larger number of stocks lagged. Across most industries, investors continued to favor growth stocks over value stocks and large companies over small ones.

         Financial stocks, which suffered more than many groups during last year's global economic turmoil, spent the last six months making up lost ground. Following the trend of the broader market, however, the largest financial stocks, including brokerage firms and money-center banks, dominated the sector's advance. Because of their exposure to emerging markets, money-center banks and brokerage firms fell more than the regional banks last summer, and they also benefited more when emerging markets stabilized. Investors had worried that Asia's economic slowdown, followed by problems in Russia and Latin America, would translate into a global recession and massive loan defaults. When that scenario did not play out and emerging markets showed signs of recovery instead, money-center banks and brokerage

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Bank and Thrift Opportunity Fund. Caption below reads "Fund management team members (l-r): (standing) "Jay McKelvey, Tom Goggins and Tom Finucane; (seated) Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums..."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"...underlying trends that have made investing in bank stocks so successful
 ...have remained firmly in place."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is National City Corp. 4.2%, the second is Bank of America 4.0%, the third Summit Bancorp 3.9%, the fourth SunTrust Banks, Inc. 3.9% and the fifth U.S. Bancorp 3.9%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

firms saw their fundamentals improve and their stocks take off.

         The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums despite solid earnings growth, as investors shunned them for much of the period in favor of the large, headline-grabbing names. Finally, we saw this trend begin to reverse itself at the end of the period.

Performance review

As it did last year, John Hancock Bank and Thrift Opportunity Fund's emphasis on smaller-cap stocks caused us to produce more modest results than our peers over the last six months. Other financial services funds tend to have much heavier concentrations in the largest banks and own the non-bank financial companies that have dominated performance. For the six months ended April 30, 1999, the Fund posted a total return of 8.38% at net asset value, compared to the 19.08% return of the average open-end financial

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Colonial BancGroup followed by an up arrow with the phrase "Market sees value after surprise loss in fourth quarter." The second listing is West Coast Bancorp followed by a down arrow with the phrase "Fears over bank's strategic shift." The third listing is Southwest Bancorp of Texas followed by a sideways arrow with the phrase "Rebounds after market skittishness over energy." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

services fund, according to Lipper, Inc.

         As long-time Bank and Thrift Opportunity Fund shareholders know, the Fund's strategy of buying ttractively valued regional banks with solid fundamentals and the potential to benefit from merger activity has served us very well over time. This latest period with its more modest performance (something we expect periodically with market fluctuations) serves as a good example of why we encourage shareholders to take a longer-term perspective to sector-specific investing, which is more susceptible to short-term volatility.

Reasons for optimism

Despite short-term market fluctuations, the underlying trends that have made investing in bank stocks so successful over the years have remained firmly in place. In our view, that makes the case for financial stock investing as compelling now as it has ever been. Catalysts include:

         o Industry consolidation: One of the founding principles behind Bank and Thrift Opportunity Fund was to capitalize on the passage of interstate banking legislation in 1985 that sparked a wave of bank mergers. Indeed, the number of individual institutions has dropped from around 14,000 in 1985 to just under 9,000 today. The opportunities continue to abound, since the enduring reason for these mergers - excess capacity in the U.S. banking system - will serve as a catalyst for this process well into the 21st century.

         Recently, the number of bank deals abated; nevertheless eight of the Fund's holdings announced mergers during the last six months - five of them since January. The largest transaction was the announcement in March that Boston's Fleet Bank would acquire BankBoston.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 8.38% total return for John Hancock Bank and Thrift Opportunity Fund . The second bar represents the 19.08% total return for Average open-end financial services fund. A note below the chart reads "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

We think the merger is a good one that should provide the banks with cost savings and increased future earnings. Because of the overlapping geography of these two banks, we believe Fleet will be able to easily achieve the efficiencies they have promised.

         Even though merger activity slowed in this period, the reasons appear to be temporary, stemming from the transition to the year 2000 and a change in the pricing environment. Banks have been holding back on attempting mergers until Y2K is less of an issue. We believe the pressures should ease later this year, since by then any merger wouldn't actually get implemented until next year. Deal pricing also became tougher in the midst of last year's market downturn, and selling banks grew more reluctant to agree to mergers at lower stock prices. We believe this, too, should pass, either as prices go back up, or as sellers adjust their expectations down.

         Merger activity could get an additional boost if a proposed change in the method of accounting for mergers is enacted, possibly as early as next year. We believe this rule change may accelerate merger activity as banks seek to take advantage of the current, and preferred, "pooling" accounting method before it is eliminated.

         o Solid fundamentals: The stock market lately has overlooked one very positive ingredient in the bank equation: earnings growth. In the last two quarters, bank earnings have been very solid, continuing the 12% to 14% growth rate we saw in 1998. The strong economy helped banks produce better-than-expected domestic loan growth and created a pickup in capital markets activity, which includes trading, loan syndication and investment banking. The level of non-performing loans remained low, net interest margins were stable and share buybacks continue to aid earnings-per-share growth.

         o Regulatory reform: Financial reform legislation aimed at repealing restrictive and obsolete regulations has gotten off to a fast start this year, with both the House and Senate banking committees already approving different versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies.

         o Compelling valuations: Last year's disruption had a silver lining: it made attractive bank stocks inexpensive. Currently, bank stocks are selling at 16 times 1999 earnings, while the S&P 500 Index stocks are selling at 26 times 1999 earnings. That means bank stocks are selling at 60% of the S&P 500's earnings level. This is cheap from a historical perspective, even though bank earnings growth is at least as good as, if not

"In the last two quarters, bank earnings have been very solid..."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"Last year's disruption had a silver lining: it made attractive bank stocks inexpensive."


better than, the S&P. As value investors, we'd rather buy good companies with solid fundamentals and prospects at bargain prices and hold on to them, waiting for the inevitable rebound. During this period, we pared our stakes in some of the larger money-center banks and superregionals that had moved up strongly, including Bank of America. In their place, we added to our positions in banks such as Mississippi Valley Bancshares, where we saw real value.

Going forward

With robust U.S. growth, low interest rates and inflation, and an improving climate overseas, the economic environment remains ripe for further stock market advances. Regardless of market swings, we will continue to apply in-depth fundamental company analysis and our extensive knowledge of the financial industry to maintain a portfolio of quality regional bank and thrift stocks that have the potential to provide superior results over time.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
 Common stocks and warrants
  (cost - $373,514,827) ..................................       $ 932,667,270
 Preferred stocks (cost - $7,320,000) ....................           7,795,020
 Bonds (cost - $9,020,000) ...............................           9,070,975
 Short-term investments (cost - $58,197,541) .............          58,197,541
                                                            ------------------
                                                                 1,007,730,806
 Cash ....................................................                 844
 Receivable for investments sold .........................           2,148,337
 Interest receivable .....................................             174,899
 Dividends receivable ....................................           1,675,097
 Other assets ............................................              84,219
                                                            ------------------
                           Total Assets ..................       1,011,814,202
                           ---------------------------------------------------
Liabilities:
 Payable for shares repurchased ..........................             751,663
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ................................           1,410,677
 Accounts payable and accrued expenses ...................              59,788
                                                            ------------------
                           Total Liabilities .............           2,222,128
                           ---------------------------------------------------
Net Assets:
 Capital paid-in .........................................         415,842,717
 Accumulated net realized gain on investments ............          30,056,537
 Net unrealized appreciation of investments ..............         559,684,315
 Undistributed net investment income .....................           4,008,505
                                                            ------------------
                           Net Assets ....................      $1,009,592,074
                           ===================================================
Net Asset Value Per Share:
 (Based on 86,425,000 shares of beneficial
   interest outstanding - unlimited number of
   shares authorized with no par value) ..................              $11.68
 =============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $284,281 received from
  affiliated issuers and net of foreign withholding
  taxes of $10,595) ......................................         $11,575,355
 Interest ................................................           1,704,665
                                                            ------------------
                                                                    13,280,020
                                                            ------------------
Expenses:
 Investment management fee - Note B ......................           5,705,062
 Administration fee - Note B .............................           1,240,231
 Printing ................................................              98,396
 Custodian fee ...........................................              79,850
 New York Stock Exchange fee .............................              76,424
 Trustees' fees ..........................................              31,512
 Transfer agent fee ......................................              23,036
 Auditing fee ............................................              18,422
 Legal fees ..............................................              13,257
 Miscellaneous ...........................................              12,048
                                                            ------------------
                           Total Expenses ................           7,298,238
                           ---------------------------------------------------
                           Net Investment Income .........           5,981,782
                           ---------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold
  (including $23,161 on sales of investments
  in affiliated issuers) .................................          30,057,614
 Change in net unrealized appreciation/depreciation
  of investments .........................................          41,397,742
                                                            ------------------
                           Net Realized and Unrealized
                           Gain on Investments ...........          71,455,356
                           ---------------------------------------------------
                           Net Increase in Net Assets
                           Resulting from Operations .....         $77,437,138
                           ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                               SIX MONTHS ENDED
                                                                                         YEAR ENDED              APRIL 30, 1999
                                                                                      OCTOBER 31, 1998            (UNAUDITED)
                                                                                      ----------------         ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...........................................................        $11,979,930              $5,981,782
 Net realized gain on investments sold ...........................................        103,277,328              30,057,614
 Change in net unrealized appreciation/depreciation of investments ...............        (44,205,083)             41,397,742
                                                                                       --------------          --------------
  Net Increase in Net Assets Resulting from Operations ...........................         71,052,175              77,437,138
                                                                                       --------------          --------------
Distributions to Shareholders:
 Dividends from net investment income ($0.1400 and $0.1425 per share, respectively)       (12,375,469)            (12,581,633)
 Distributions from net realized gain on investments sold ($1.5955 and
  $0.1691 per share, respectively) ...............................................       (140,995,972)            (14,929,632)
                                                                                       --------------          --------------
  Total Distributions to Shareholders ............................................       (153,371,441)            (27,511,265)
                                                                                       --------------          --------------
From Fund Share Transactions - Net:* .............................................           (435,140)            (18,977,594)
                                                                                       --------------          --------------
Net Assets:
 Beginning of period .............................................................      1,061,398,201             978,643,795
                                                                                       --------------          --------------
 End of period (including undistributed net investment income
  of $10,608,356 and $4,008,505, respectively) ...................................       $978,643,795          $1,009,592,074
                                                                                       ==============          ==============

* Analysis of Fund Share Transactions:
                                                                                                   SIX MONTHS ENDED
                                                               YEAR ENDED                           APRIL 30, 1999
                                                            OCTOBER 31, 1998                         (UNAUDITED)
                                                       -------------------------               -------------------------
                                                         SHARES         AMOUNT                    SHARES        AMOUNT
                                                       ----------    -----------               ------------  -----------
Shares outstanding, beginning of period.............. 88,400,000    $435,267,021                88,359,000   $434,820,311
Less shares repurchased .............................    (41,000)       (435,140)               (1,934,000)   (18,977,594)
Reclassification of capital accounts.................       --           (11,570)                     --           --
                                                     -----------   -------------             -------------  -------------
Shares outstanding, end of period ................... 88,359,000    $434,820,311                86,425,000   $415,842,717
                                                     ===========   =============             =============  =============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                             FOR THE PERIOD FROM
                                                               AUGUST 23, 1994
                                                                (COMMENCEMENT          YEAR ENDED OCTOBER 31,       SIX MONTHS ENDED
                                                                OF OPERATIONS)   _________________________________   APRIL 30, 1999
                                                             TO OCTOBER 31, 1994 1995     1996      1997      1998    (UNAUDITED)
                                                             ------------------- ----     ----      ----      ----  ----------------

Per Share Operating Performance(1)
 Net Asset Value, Beginning of Period......................          $5.00       $4.95    $6.62      $7.83    $12.01      $11.08
                                                                  --------     -------  -------    -------  --------    --------
 Net Investment Income ....................................           0.03        0.13     0.14       0.14      0.14        0.07
 Net Realized and Unrealized Gain (Loss) on Investments ...          (0.07)       1.60     1.64       4.08      0.67        0.84
                                                                  --------     -------  -------    -------  --------    --------
  Total from Investment Operations ........................          (0.04)       1.73     1.78       4.22      0.81        0.91
                                                                  --------     -------  -------    -------  --------    --------

 Less Distributions:
 Dividends from Net Investment Income .....................             --       (0.06)   (0.23)     (0.03)    (0.14)      (0.14)
 Distributions from Net Realized Gain on Investments Sold .             --          --    (0.38)     (0.03)    (1.60)      (0.17)
                                                                  --------     -------  -------    -------  --------    --------
  Total Distributions .....................................             --       (0.06)   (0.61)     (0.06)    (1.74)      (0.31)
                                                                  --------     -------  -------    -------  --------    --------
 Common Shares Offering Costs .............................          (0.01)         --       --         --        --          --
                                                                  --------    --------  -------    -------  --------    --------
 Increase due to Purchase of Bank and Thrift Opportunity
  Fund Stock at less than Net Asset Value .................             --          --     0.04       0.02        --          --
                                                                  --------   ---------  -------    -------  --------    --------
 Net Asset Value, End of Period ...........................          $4.95       $6.62    $7.83     $12.01    $11.08      $11.68
                                                                  ========   =========  =======    =======  ========    ========
 Per Share Market Value, End of Period ....................          $4.50       $5.69    $6.75     $10.64    $11.69       $9.81
                                                                  ========   =========  =======    =======  ========    ========
 Total Investment Return at Market Value ..................        (10.00%)(2)  27.91%   29.78%     58.95%    25.35%     (13.69%)(2)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................       $455,656    $608,724 $701,675 $1,061,398  $978,644  $1,009,592
 Ratio of Expenses to Average Net Assets ..................          1.51%(3)    1.49%    1.50%      1.45%     1.47%       1.48%(3)
 Ratio of Net Investment Income to Average Net Assets .....          3.22%(3)    2.22%    1.96%      1.42%     1.07%       1.22%(3)
 Portfolio Turnover Rate ..................................             0%          8%      13%         9%        6%          2%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.
(2) Not annualized.
(3) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on April 30, 1999. It's divided into four main categories: common stocks and warrants, preferred stocks, bonds and short-term investments. The common stocks and warrants and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                     MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES     VALUE
-------------------                             ----------------     -----

COMMON STOCKS AND WARRANTS
Banks - Foreign (1.16%)
 Popular, Inc. (Puerto Rico)..................       378,000       $11,718,000
                                                                   -----------
Superregional Banks (29.62%)
 Bank One Corp. (OH) .........................       470,380        27,752,420
 Bank of America Corp. (NC) ..................       565,510        40,716,720
 First Union Corp. (NC) ......................       574,625        31,819,859
 Fleet Financial Group, Inc. (MA) ............       442,912        19,072,898
 National City Corp. (OH) ....................       590,362        42,358,473
 PNC Bank Corp. (PA) .........................       622,000        35,998,250
 SunTrust Banks, Inc. (GA) ...................       550,772        39,380,198
 U.S. Bancorp (MN) ...........................     1,057,484        39,193,001
 Wells Fargo Co. (CA) ........................       526,527        22,739,385
                                                                   -----------
                                                                   299,031,204
                                                                   -----------
Regional Banks (49.73%)
 ABC Bancorp. (GA) ...........................        59,500           855,313
 Alabama National Bancorp. (AL) ..............       125,000         3,078,125
 American Bancorp. (WV) ......................        34,000           612,000
 American Bancshares, Inc.* (FL) .............        62,000           511,500
 Associated Banc-Corp. (WI) ..................       109,295         3,975,606
 BancFirst Corp. (OK) ........................        75,000         2,662,500
 BancFirst Ohio Corp. (OH) ...................        68,000         1,793,500
 BancorpSouth, Inc. (MS) .....................       119,750         1,990,844
 BancWest Corp. (HI) .........................        74,300         2,958,069
 Bank of Rhode Island * (RI) .................        20,500           215,250
 Bank of the Ozarks, Inc. (AR) ...............        75,750         1,505,531
 Banknorth Group, Inc. (VT) ..................       157,620         4,167,079
 BB&T Corp. (NC) .............................       833,160        33,274,327
 Beverly National Corp. (MA) .................        50,000           825,000
 Broad National Bancorp. (NJ) ................       100,945         2,435,298
 BT Financial Corp. (PA) .....................        38,400           972,000


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Regional Banks (continued)
 BYL Bancorp. (CA) ...........................        81,000          $951,750
 Carolina First Corp. (SC) ...................        30,890           834,030
 CCB Financial Corp. (NC) ....................       220,150        12,713,662
 CCBT Bancorp., Inc. (MA) ....................       170,200         3,042,325
 Centura Banks, Inc. (NC) ....................        88,750         5,286,172
 Chittenden Corp. (VT) .......................        84,327         2,424,401
 City National Corp. (CA) ....................        85,977         3,320,862
 CNB Bancshares, Inc. (IN) ...................        44,461         1,886,814
 Colonial BancGroup, Inc. (AL) ...............     1,485,000        18,376,875
 Columbia Bancorp. (MD) ......................       107,000         1,498,000
 Columbia Bancorp. (OR) ......................        61,000           488,000
 Comerica, Inc. (MI) .........................       310,000        20,169,375
 Commercial Bankshares, Inc. (FL) ............        42,115           842,300
 Commonwealth Bankshares, Inc.* (VA) .........        34,523           491,953
 Community Banks, Inc. (PA) ..................        54,573         1,282,465
 Community Bankshares, Inc. (VA) .............        38,162           892,037
 Compass Bancshares, Inc. (AL) ...............       805,357        21,945,978
 Cowlitz Bancorp. (WA) .......................        61,500           384,375
 Desert Community Bank (CA) ..................        51,500         1,126,562
 DNB Financial Corp. (PA) ....................        50,901         1,463,404
 East-West Bancorp, Inc.* (CA) (r) ...........     1,040,000        10,270,000
 Eldorado Bancshares, Inc.* (CA) .............        65,000           641,875
 Empire Banc Corp. (MI) ......................        31,689         1,140,804
 F & M National Corp. (VA) ...................        32,743           910,665
 Fifth Third Bancorp. (OH) ...................        56,500         4,050,344
 First American Corp. (TN) ...................       645,200        25,041,825
 First Charter Corp. (NC) ....................        41,500           897,438
 First Financial Corp. (RI) ..................       109,000         1,294,375
 First Security Corp. (UT) ...................       592,716        11,261,604
 First State Bancorp. (NM) ...................        82,625         1,569,875
 First Tennessee National Corp. (TN) .........       232,900        10,043,812
 Firstar Corp. (WI) ..........................       462,021        13,889,506
 FirstMerit Corp. (OH) .......................        67,500         1,877,344
 F.N.B. Corp. (PA) ...........................        46,666         1,149,150
 FNB Bankshares (ME) .........................        20,780           675,350
 FNB Financial Service Corp. (NC) ............        50,750           850,063
 FNB Rochester Corp. (NY) ....................        22,000           770,000
 FVNB Corp. (TX) .............................        48,100         1,515,150
 Harleysville National Corp. (PA) ............        46,500         1,627,500
 Imperial Bancorp.* (CA) .....................       216,033         4,158,635
 Independent Bankshares, Inc. (TX) ...........        50,500           536,563


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Regional Banks (continued)
 Keystone Financial, Inc. (PA) ...............       129,750        $4,168,219
 M&T Bank Corp. (NY) .........................         6,450         3,605,550
 Mahaska Investment Co. (IA) .................       249,171         3,612,979
 Mahoning National Bancorp. (OH) .............        71,600         2,022,700
 Main Street Bancorp., Inc. (PA) .............        40,307           644,912
 Marathon Financial Corp. (VA) ...............        15,000            99,375
 Mercantile Bancorp., Inc. (MO) ..............       421,950        24,051,150
 MetroBanCorp. (IN) ..........................        56,595           417,388
 Midwest Banc Holdings, Inc. (IL) ............        44,500           750,938
 Mississippi Valley Bancshares, Inc. (MO) ....        97,400         3,165,500
 New England Community Bancorp.
  (Class A) (CT) .............................       213,500         4,296,687
 North Fork Bancorp., Inc. (NY) ..............       349,650         7,867,125
 Oak Hill Financial, Inc. (OH) ...............        41,000           758,500
 Old Kent Financial Corp. (MI) ...............       350,871        16,578,655
 One Valley Bancorp., Inc. (WV) ..............       141,590         5,451,215
 Pacific Capital Bancorp. (CA) ...............       109,000         2,908,937
 Pacific Century Financial Corp. (HI) ........       599,500        13,039,125
 Patriot Bank Corp. (PA) .....................        40,500           405,000
 Provident Bankshares Corp. (MD) .............       335,835         8,353,896
 Regions Financial Corp. (AL) ................       155,412         5,866,803
 Riggs National Corp. (DC) ...................        45,500           767,813
 Salem Bank & Trust (VA) .....................        46,789           754,473
 Shore Financial Corp. (VA) ..................        18,750           166,406
 Six Rivers National Bank* (CA) ..............        33,500           368,500
 Sky Financial Group, Inc. (OH) ..............        78,530         2,208,656
 SouthTrust Corp. (AL) .......................       712,925        28,405,605
 Southwest Bancorp. of Texas, Inc.* (TX) .....       211,730         3,572,944
 Summit Bancorp (NJ) .........................       932,305        39,506,424
 Summit Bancshares, Inc. (TX) ................       232,400         4,648,000
 Sun Bancorp., Inc.* (NJ) ....................       173,231         3,529,582
 TCF Financial Corp. (MN) ....................        54,508         1,580,732
 Tehama Bancorp. (CA) ........................        57,552           719,400
 Texas Regional Bancshares, Inc. (Class A)
  (TX) .......................................        49,750         1,425,648
 TriCo Bancshares (CA) .......................        30,000           523,125
 Union Planters Corp. (TN) ...................       526,348        22,534,274
 United Security Bancorp.* (WA) ..............       190,436         2,475,668
 Univest Corp. (PA) ..........................        52,500         1,548,750
 Vail Banks, Inc.* (CO) ......................        51,500           527,875
 Vermont Financial Services Corp. (VT) .......        69,000         2,126,062
 VRB Bancorp. (OR) ...........................       104,304           788,799
 West Coast Bancorp. (OR) ....................        98,508         1,699,263
 Whitney Holding Corp. (LA) ..................       147,500         5,973,750
 Wilmington Trust Corp. (DE) .................        60,500         3,716,969
 Yardville National Bank (NJ) ................       127,400         1,719,900


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Regional Banks (continued)
 Zions Bancorp. (UT) .........................       109,175        $7,280,608
                                                                   -----------
                                                                   502,059,040
                                                                   -----------
Thrifts (10.75%)
 Astoria Financial Corp. (NY) ................       160,955         8,067,869
 Bank West Financial Corp. (MI) ..............       148,000         1,424,500
 BostonFed Bancorp., Inc. (MA) ...............       106,000         1,908,000
 Cameron Financial Corp. (MO) ................        72,500           978,750
 Commercial Federal Corp. (NE) ...............       151,942         3,684,593
 Dime Bancorp., Inc. (NY) ....................        17,500           403,594
 Dime Community Bancshares (NY) ..............        87,754         1,974,465
 First Defiance Financial Corp. (OH) .........        70,000           822,500
 First Federal Capital Corp. (WI) ............        67,500           961,875
 First Keystone Financial, Inc. (PA) .........        37,500           529,688
 First Sentinel Bancorp, Inc. (NJ) ...........        50,000           381,250
 GA Financial, Inc. (PA) .....................        65,500         1,039,812
 Golden State Bancorp., Inc.* (CA) ...........        31,000           761,438
 GreenPoint Financial Corp. (NY) .............       607,000        21,245,000
 Guaranty Financial Corp. (VA) ...............        30,000           356,250
 Highland Bancorp., Inc. (CA) ................        77,667         3,126,097
 Hingham Institute for Savings (MA) ..........        90,000         1,440,000
 HMN Financial, Inc. (MN) ....................        54,750           653,578
 InterWest Bancorp., Inc. (WA) ...............        20,850           484,763
 ISB Financial Corp. (LA) ....................       106,000         2,173,000
 Lawrence Savings Bank* (MA) .................        70,000           700,000
 Little Falls Bancorp., Inc. (NJ) ............       105,000         2,165,625
 Local Financial Corp. (OK) ..................       310,000         2,945,000
 New Hampshire Thrift Bancshares, Inc.
  (NH) .......................................        25,000           359,375
 North Central Bancshares, Inc. (IA) .........        54,500           940,125
 Northwest Equity Corp. (WI) .................        61,000         1,357,250
 Pamrapo Bancorp., Inc. (NJ) .................        86,000         1,978,000
 PBOC Holdings, Inc.* (CA) ...................        46,500           406,875
 PennFed Financial Services, Inc. (NJ) .......       611,000         9,012,250
 People's Bancshares, Inc. (MA) ..............        45,000           956,250
 Peoples Heritage Financial Group, Inc. (ME) .       337,333         6,535,827
 Pittsburgh Home Financial Corp. (PA) ........        90,000         1,237,500
 Quaker City Bancorp., Inc.* (CA) ............        97,500         1,523,437
 Seacoast Financial Services Corp.* (MA) .....        52,357           526,842
 SFC Acquisition Corp.* (AR) (r) .............       150,000         1,500,000
 Southern Missouri Bancorp., Inc. (MO) .......        16,000           216,000
 Sovereign Bancorp., Inc. (PA) ...............        74,348         1,012,991
 St. Paul Bancorp., Inc. (IL) ................        35,994           872,855
 Sturgis Federal Savings Bank (MI) ...........       106,000           993,750
 Superior Financial Corp.* (AR) ..............        40,000           400,000
 Teche Holding Co. (LA) ......................        70,000         1,098,125


                        SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Thrifts (continued)
 UCBH Holdings, Inc. (CA) (r) ................       133,333        $1,999,995
 Warren Bancorp., Inc. (MA) ..................       158,500         1,347,250
 Washington Mutual, Inc. (WA) ................       301,200        12,386,850
 Wells Financial Corp. (MN) ..................       122,000         1,936,750
 WesterFed Financial Corp. (MT) ..............       101,162         1,694,463
                                                                   -----------
                                                                   108,520,407
                                                                   -----------
Other (0.75%)
 Capital One Financial Corp. (VA) ............        43,500         7,555,406
 Core Cap, Inc. (Class A)* (NY) (r) ..........           500             7,900
                                                                   -----------
                                                                     7,563,306
                                                                   -----------
WARRANTS (0.37%)
 Golden State Bancorp, Inc.* (Litigation)
  (CA) .......................................        33,000            61,875
 Golden State Bancorp, Inc.* (CA) ............       255,000         3,713,438
                                                                   -----------
                                                                     3,775,313
                                                                   -----------
              TOTAL COMMON STOCKS AND WARRANTS
                           (Cost $373,514,827)       (92.38%)      932,667,270
                                                    --------       -----------
PREFERRED STOCKS
Banks & Thrifts (0.77%)
 Astoria Financial Corp., Ser B, 12.00%
  (NY) .......................................        40,000         1,000,000
 Chevy Chase Savings, 13.00% (MD) ............        55,000         1,670,625
 First Preferred Capital I, 9.25% (MO) .......        50,000         1,287,500
 IFC Capital Trust I, 9.25% (IN) .............        40,000         1,045,000
 Matewan BancShares, Inc., Ser A, 7.50%
  (WV) .......................................        25,000           775,000
 MVBI Capital Trust, 6.76% ** (MO) ...........        40,000           970,000
 Sterling Bancshares Capital Trust I, 9.28%
  (TX) .......................................        20,000           515,000
 VBC Capital I, 9.50% (CO) ...................        20,000           520,000
                                                                   -----------
                                                                     7,783,125
                                                                   -----------
Other (0.00%)
 Core Cap, Inc., Ser A/I, 10.00% (NY) (r) ....           500            11,895
                                                                   -----------
                        TOTAL PREFERRED STOCKS
                             (Cost $7,320,000)        (0.77%)        7,795,020
                                                     -------       -----------


                                        INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE     (000s OMITTED)     VALUE
-------------------                       ----     --------------     -----

BONDS
 BFC Capital Trust I,
  Capital Securities, Ser A,
  01-15-27...........................     9.650%        $250         $264,375
 Coastal Bancorp., Inc.,
  Sr Note 06-30-02 ..................    10.000        3,000        2,970,000
 CSBI Capital Trust I,
  Sub Cap Income, Ser A,
  06-06-27 (R) ......................    11.750          770          831,600
 Fidelity Federal Bancorp.,
  Sub Note 06-01-05 .................    10.000        1,000          900,000
 First Federal Financial Corp.,
  Note 10-01-04 .....................    11.750        2,000        2,060,000
 ML Capital Trust I,
  Capital Securities 03-01-27 .......     9.875        1,000        1,072,500
 Ocwen Federal Bank,
  Sub Deb 06-15-05 ..................    12.000        1,000          972,500
                                                                  -----------
                                    TOTAL BONDS
                              (Cost $9,020,000)       (0.90%)       9,070,975
                                                    --------      -----------
SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
 Deposits in Mutual Banks ...........                                  63,541
                                                                  -----------
Joint Repurchase Agreement (5.76%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.875% thru 13.875%, due
  05-15-11 thru 08-15-25)
  - Note A...........................     4.890       58,134       58,134,000
                                                                 ------------
                   TOTAL SHORT-TERM INVESTMENTS       (5.77%)      58,197,541
                                                     -------     ------------
                              TOTAL INVESTMENTS      (99.82%)   1,007,730,806
                                                     -------    -------------
              OTHER ASSETS AND LIABILITIES, NET       (0.18%)       1,861,268
                                                     -------    -------------
                               TOTAL NET ASSETS     (100.00%)  $1,009,592,074
                                                    ========   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


NOTES TO SCHEDULE OF INVESTMENTS

 * Non-income producing security.

** Floating rate effective April 30, 1999.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $831,600 as of April 30, 1999.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:


                                                      MARKET         MARKET
                                                    VALUE AS A       VALUE
                                                    PERCENTAGE       AS OF
                      ACQUISITION    ACQUISITION     OF FUND'S      APRIL 30,
                         DATE           COST        NET ASSETS        1999
                      -----------    -----------    ----------      ---------
Core Cap, Inc.
 (Common Stock)         10-31-97       $10,000        0.00%          $7,900
 (Preferred Stock)      10-31-97        12,500        0.00           11,895
East-West Bank Corp.    06-09-98    10,400,000        1.02       10,270,000
SFC Acquisition Corp.   03-30-98     1,500,000        0.15        1,500,000
UCBH Holdings, Inc.     04-16-98     2,000,000        0.20        1,999,995

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., purchased a total of 20,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation.

         On September 15, 1998 the Board of Trustees of the Fund authorized the Fund to repurchase up to four million shares of the Fund. The repurchase program commenced September 1998 and will run through September 1999.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written option transactions for the period ended April 30, 1999.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to 1.15% of the Fund's average weekly net asset value.

         The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 20,000 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,877.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended April 30, 1999, aggregated $17,720,149 and $59,348,100, respectively.

         The cost of investments owned at April 30, 1999 for federal income tax purposes was $448,052,368.

         Gross unrealized appreciation and depreciation of investments aggregated $562,131,520 and $2,453,082, respectively, resulting in net unrealized appreciation of $559,678,438.

NOTE D -
CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000, through the issuance of 92,000,000 common shares at $5.00 per share. As of April 30, 1999, the Fund had incurred $1,156,818 of public offering expenses and has adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the years ended October 31, 1996 and 1997, 2,431,600 shares and 1,188,400 shares,

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


respectively, of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. During the year ended October 31, 1998, 41,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 10% from net asset value. During the period ended April 30, 1999, 1,934,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 13% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

Note E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended April 30, 1999 is set forth below.




                               BEGINNING         ACQUISITIONS            DISPOSITIONS      ENDING
                                SHARE        SHARE                   SHARE                 SHARE     REALIZED   DIVIDEND    ENDING
AFFILIATE                       AMOUNT       AMOUNT       COST       AMOUNT       COST     AMOUNT      GAIN      INCOME     VALUE
---------                    ------------------------------------------------------------------------------------------------------


Bank West Financial Corp. (MI)   168,000       --          $--       20,000      $154,333  148,000    $23,161   $10,080  $1,424,500
First Financial Corp. (RI)        84,000     25,000      318,750       --            --    109,000       --      26,160   1,294,375
Mahaska Investment Co. (IA)      249,171       --           --         --            --    249,171       --      72,260   3,612,979
MVBI Capital Trust (MO)           40,000       --           --         --            --     40,000       --      51,261     970,000
Northwest Equity Corp. (WI)       61,000       --           --         --            --     61,000       --      20,740   1,357,250
PennFed Financial
 Services, Inc. (NJ)             611,000       --           --         --            --    611,000       --      48,880   9,012,250
Wells Financial Corp. (MN)       122,000       --           --         --            --    122,000       --      54,900   1,936,750
                                                        --------                 --------             -------  -------- -----------
                                                        $318,750                 $154,333             $23,161  $284,281 $19,608,104
                                                        ========                 ========             =======  ======== ===========

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund


INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend.

         The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

         Dividends and capital gain distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to

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              John Hancock Funds - Bank and Thrift Opportunity Fund


be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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             John Hancock Funds - Bank and Thrift Opportunity Fund


















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